Exhibit 99.1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k)(1) promulgated under the Securities and Exchange Act of 1934, as amended, the undersigned agree that the Statement on Schedule 13D to which this exhibit is attached is filed on behalf of each of them. Each of them is individually eligible to use Schedule 13D to which this exhibit is attached. Each of them is responsible for the timely filing of such Schedule 13D and any amendments thereto, and for the completeness and accuracy of the information concerning such person contained therein; but none of them is responsible for the completeness or accuracy of the information concerning the other persons making the filing, unless such person knows or has reason to believe that such information is inaccurate. All subsequent amendments to the foregoing statement on Schedule 13D may be filed on behalf of each party to this Agreement without filing additional joint filing agreements. The undersigned shall not be deemed to admit membership in a group by reason of entering into this Joint Filing Agreement.

IN WITNESS WHEREOF, the undersigned hereby execute this Joint Filing Agreement as of March 20, 2024.

RUNA CAPITAL FUND II, L.P.

By:	Runa Capital II (GP)
(General Partner)

By:	/s/ Gary Carr
Name:	Gary Carr
Title:	Director

RUNA CAPITAL II (GP)

By:	/s/ Gary Carr
Name:	Gary Carr
Title:	Director

RUNA CAPITAL OPPORTUNITY FUND I, L.P.

By: Runa Capital Opportunity I (GP)
(General Partner)

By:	/s/ Gary Carr
Name:	Gary Carr
Title:	Director

RUNA CAPITAL OPPORTUNITY I (GP)

By:	/s/ Gary Carr
Name:	Gary Carr
Title:	Director

RUNA VENTURES I LIMITED

By: Runa Capital Opportunity I (GP)
(Managing Shareholder)

By:	/s/ Gary Carr
Name:	Gary Carr
Title:	Director

By:	/s/ Michael Widenius
Name:	Michael Widenius

SMARTFIN MANAGEMENT BV

/s/ Bart Luyten
Name:	Bart Luyten
Title:	Authorized Person

SMARTFIN CAPITAL NV

By: Smartfin Management BV, its general partner

By:	/s/ Bart Luyten
Name:	Bart Luyten
Title:	Authorized Person

SMARTFIN CAPITAL II COMMV

By: Smartfin Management BV, its general partner

/s/ Bart Luyten
Name:	Bart Luyten
Title:	Authorized Person

/s/ Bart Luyten
Bart Luyten

/s/ Jürgen Ingels
Jürgen Ingels

OPEN OCEAN OPPORTUNITY FUND I KY

By:	/s/ Patrik Backman
Name:	Patrik Backman
Title:	Chief Executive Officer

OPEN OCEAN FUND TWO KY

By:	/s/ Patrik Backman
Name:	Patrik Backman
Title:	Chief Executive Officer

/s/ Patrik Backman
Patrik Backman

/s/ Ralf Wahlsten
Ralf Wahlsten